Exhibit 99.1

grant thornton llp 4695 MacArthur Court, Suite 1600 Newport Beach, CA 92660 D +1 949 553 1600 F +1 949 553 0168	report of independent certified public accountants

Board of Directors and Management of EJF CDO Manager LLC, TruPS Financials Note Securitization 2025-2, Piper Sandler & Co., and BofA Securities, Inc.:

We have performed the procedures enumerated below, on certain information with respect to attributes of EJF CDO Manager LLC.’s (the “Company”) trust preferred securities (“TruPS”) as of July 31, 2025 (the “Subject Matter”), solely for the purpose of assisting the Company in connection with a proposed offering of certain classes of notes (the “Securitization Transaction”) to be issued by TruPS Financials Note Securitization 2025-2 (the “Issuer”). The Company is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, Piper Sandler & Co., and BofA Securities, Inc. have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the trust preferred securities and our findings are as follows.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include S&P Capital IQ, Bank Statements, Security Agreements and Bloomberg screenshots.

Due diligence agreed-upon procedures

On August 8, 2025, and with updates through August 19, 2025, the Company provided us with a computer readable data file (the “Collateral Data File” or “Data File”) containing certain characteristics of the trust preferred securities included in the Securitization Transaction. We performed the procedures indicated below on the trust preferred securities.

For each of the trust preferred securities, we performed comparisons and/or recomputations from the Collateral Data File for certain characteristics (as identified in Exhibit 1) using certain available source documents (the “Source Documents”).

Exhibit 1

Characteristics:

Number	Characteristic	Source Document (listed in order of application)
1	Operating Company	S&P Capital IQ
2	Holding Company	S&P Capital IQ
3	Type of Company	S&P Capital IQ
4	Type of Collateral Obligation	Security Agreements / Bloomberg screenshots
5	Principal Balance ($)	Bank Statements
6	Spread	Security Agreements / Bloomberg screenshots
7	Reference Rate	Security Agreements / Bloomberg screenshots
8	Maturity	Security Agreements / Bloomberg screenshots
9	Flip Date	Security Agreements / Bloomberg screenshots
10	Fixed Coupon	Security Agreements / Bloomberg screenshots

The Company instructed us to use the following methodology:

We compared characteristics 1 through 4 and 7 through 10 (as set forth in the Collateral Data File) to the corresponding information set forth in the provided Source Documents. For characteristics 5 and 6, we recomputed or compared and agreed the information to the Source Documents.

For “Type of Collateral Obligation” (characteristic 4), we were instructed by the Company to perform the following methodology:

-	For securities categorized as TruPS, determine whether the inclusion of the word “Junior” in either (i) the opening page of the security agreement or (ii) in the definition of Notes or definition of Debentures.

For “Principal Balance ($)” (characteristic 5), we were instructed by the Company to recompute such characteristic using the following methodology:

-	Add all principal balance amount(s) for each of the trust preferred securities as set forth in the bank statements.
-	If the principal balances total in the bank statements are equal to or greater than in the Collateral Data File, it is deemed to be in agreement.

For “Spread” (characteristic 6), we were instructed by the Company to recompute such characteristic using the following methodology:

-	Interest Rate + Tenure Spread Adjustment rate of 0.26161 for 3-month LIBOR

For “Reference Rate” (characteristic 7), we were instructed by the Company to recompute such characteristic using the following methodology:

-	For Indentures that had a 3-month LIBOR rate with a maturity date after June 30, 2023, default to 3-month SOFR

For “Flip Date” (characteristic 9), we were instructed by the Company that such characteristic is only applicable to trust preferred securities that were listed as “Sub Debt” under “Type of Collateral Obligation” (characteristic 4).

We noted no unresolved discrepancies between the Collateral Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;
•	Addressing the value of collateral securing any such assets being securitized;
•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;
•	Satisfying any criteria for due diligence published by a Nationally Recognized Statistical Rating Organization (“NRSRO”);
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions; including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-backed securities;
•	Forming any conclusions; or
•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company, the Issuer, Piper Sandler & Co. and BofA Securities, Inc. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ GRANT THORNTON LLP

Newport Beach, California

August 19, 2025